UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC 20549


                                      FORM 8-K

                                   CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) November 5, 1998


                               RC/ARBY'S CORPORATION
                 --------------------------------------------------
               (Exact name of registrant as specified in its charter)


          DELAWARE                0-20286           59-2277791
          -----------------       -------------     --------------
          (State or other         (Commission       (I.R.S. Employer
          jurisdiction of         File No.)         Identification No.)
          incorporation of
          organization)


          1000 Corporate Drive
          Ft. Lauderdale, Florida                                  33334
          ----------------------------------------            -----------------
          (Address of principal executive office)                (Zip Code)


          Registrant's telephone number, including area code:   (954) 351-5000


          ----------------------------------------            -----------------
          (Former name or former address,                        (Zip Code)
           if changed since last report)


                                 Page 1 of 3 Pages
                          Exhibit Index appears on Page 3



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibits

        10.1 - Letter Agreement dated July 23, 1998 between John L. Belsito and Royal Crown Company, Inc.

        10.2 - Letter Agreement dated August 27, 1998 among John C. Carson, Triarc Companies, Inc. and Royal Crown Company, Inc.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                           RC/ARBY'S CORPORATION



                                           By: JOHN L. BARNES, JR.
                                               John L. Barnes, Jr.
                                               Executive Vice President
                                               and Chief Financial Officer

Dated: November 5, 1998



                                       EXHIBIT

Exhibit
   No.                         Description                             Page No.
-------                        -----------                             --------

10.1 --     Letter Agreement dated July 23, 1998 between John L.
            Belsito and Royal Crown Company, Inc.

10.2 --     Letter Agreement dated August 27, 1998 among John C.
            Carson, Triarc Companies, Inc. and Royal Crown Company,
            Inc.